2002 STOCK OPTION PLAN



     1.   PURPOSE.  The purpose of the 2002 Stock Option Plan (the "Plan") is to  strengthen  PETROL OIL & GAS, INC., a Nevada corporation ("Corporation"),

by  providing to employees, officers, directors, consultants and  independent contractors of the Corporation or any of its subsidiaries (including dealers,

distributors,  and other business entities or persons providing  services  on behalf  of  the  Corporation or any of its subsidiaries) added incentive  for high  levels  of performance and unusual efforts to increase the earnings  of

the  Corporation.   The  Plan seeks to accomplish this  purpose  by  enabling

specified  persons to purchase shares of the common stock of the Corporation,

$.001  par  value,  thereby  increasing their  proprietary  interest  in  the

Corporation's success and encouraging them to remain in the employ or service of the Corporation.

     2.   CERTAIN DEFINITIONS.  As used in this Plan, the following words and phrases  shall  have  the  respective meanings set forth  below,  unless  the context clearly indicates a contrary meaning:

          2.1    "Board  of  Directors":   The  Board  of  Directors  of  the

Corporation.

          2.2   "Committee":  The Committee which shall administer  the  Plan shall consist of the entire Board of Directors.

          2.3   "Fair  Market  Value Per Share":  The fair market  value  per

share  of  the  Shares as determined by the Committee  in  good  faith.   The

Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis:  (i) if the Shares are traded only  otherwise  than  on a securities exchange and are  not  quoted  on  the

National  Association  of  Securities  Dealers'  Automated  Quotation  System

("NASDAQ"),  but  are quoted on the bulletin board or in  the  "pink  sheets"

published  by  the National Daily Quotation Bureau, the greater  of  (a)  the average  of  the mean between the average daily bid and average  daily  asked prices of the Shares during the thirty (30) day period preceding the date  of grant  of an Option, as quoted on the bulletin board or in the "pink  sheets"

published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant,  as published on the bulletin board or in such "pink sheets;" (ii)  if the  Shares are traded only otherwise than on a securities exchange  and  are quoted  on  NASDAQ, the greater of (a) the average of the  mean  between  the closing bid and closing asked prices of the Shares during the thirty (30) day period  preceding  the date of grant of an Option, as reported  by  the  Wall

Street  Journal  and (b) the mean between the closing bid and  closing  asked prices  of the Shares on the date of grant of an Option, as reported  by  the

Wall  Street  Journal;  (iii) if the Shares are  admitted  to  trading  on  a securities  exchange,  the greater of (a) the average of  the  daily  closing prices  of the Shares during the ten (10) trading days preceding the date  of grant  of  an Option, as quoted in the Wall Street Journal, or (b) the  daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or (iv) if the Shares are traded only otherwise than as  described in (i), (ii) or (iii) above, or if the Shares are not  publicly traded,  the value determined by the Committee in good faith based  upon  the fair  market value as determined by completely independent and well qualified experts.

          2.4  "Option":  A stock option granted under the Plan.

          2.5   "Incentive Stock Option":  An Option intended to qualify  for treatment as an incentive stock option under Code Sections 421 and 422A,  and designated as an Incentive Stock Option.

          2.6   "Nonqualified  Option":   An  Option  not  qualifying  as  an

Incentive Stock Option.

          2.7  "Optionee":  The holder of an Option.

          2.8   "Option Agreement":  The document setting forth the terms and conditions of each Option.

          2.9   "Shares":  The shares of common stock $.001 par value of  the

Corporation.

          2.10 "Code":  The Internal Revenue Code of 1986, as amended.

          2.11 "Subsidiary":  Any corporation of which fifty percent (50%) or more  of  total  combined  voting power of  all  classes  of  stock  of  such corporation  is  owned  by  the  Corporation or  another  Subsidiary  (as  so defined).

     3.  ADMINISTRATION OF PLAN.

          3.1  In General.  This Plan shall be administered by the Committee.

Any  action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

          3.2   Authority.  Subject to the express provisions of  this  Plan,

the  Committee  shall have the authority to:  (i) construe and interpret  the

Plan,  decide  all questions and settle all controversies and disputes  which may  arise in connection with the Plan and to define the terms used  therein;

(ii)  prescribe,  amend  and  rescind  rules  and  regulations  relating   to

administration of the Plan; (iii) determine the purchase price of the  Shares covered  by  each Option and the method of payment of such price, individuals to  whom,  and  the  time or times at which, Options  shall  be  granted  and exercisable and the number of Shares covered by each Option;  (iv)  determine the  terms and provisions of the respective Option Agreements (which need not be  identical); (v) determine the duration and purposes of leaves of  absence which  may  be granted to participants without constituting a termination  of their  employment  for  purposes  of  the  Plan;  and  (vi)  make  all  other determinations  necessary  or advisable to the administration  of  the  Plan.

Determinations  of  the Committee on matters referred to in  this  Section  3
shall  be  conclusive and binding on all parties howsoever  concerned.   With

respect  to Incentive Stock Options, the Committee shall administer the  Plan in  compliance  with  the provisions of Code Section 422A  as  the  same  may hereafter be amended from time to time.  No member of the Committee shall  be liable for any action or determination made in good faith with respect to the

Plan or any Option.

     4.  ELIGIBILITY AND PARTICIPATION.

          4.1   In  General.  Only officers, employees and directors who  are also  employees  of the Corporation or any Subsidiary shall  be  eligible  to receive grants of Incentive Stock Options.  Officers, employees and directors

(whether  or  not  they  are  also  employees)  of  the  Corporation  or  any

Subsidiary, as well as consultants, independent contractors or other  service providers  of the Corporation or any Subsidiary shall be eligible to  receive grants  of Nonqualified Options.  Within the foregoing limits, the Committee,

from time to time, shall determine and designate persons to whom Options  may

be   granted.  All such designations shall be made in the absolute discretion of  the Committee and shall not require the approval of the stockholders.  In determining (i) the number of Shares to be covered by each Option,  (ii)  the purchase  price  for  such Shares and the method of  payment  of  such  price

(subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of  the respective  Option Agreements, and (v) the times at which such Options  shall be  granted, the Committee shall take into account such factors as  it  shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine.

No  Option  shall  be  granted under the Plan after December  16,  2012,  but

Options granted before such date may be exercisable after such date.

          4.2   Certain  Limitations.   In  no event  shall  Incentive  Stock

Options  be  granted to an Optionee such that the sum of (i)  aggregate  fair market value (determined at the time the Incentive Stock Options are granted)

of  the  Shares  subject  to all Options granted under  the  Plan  which  are exercisable for the first time during the same calendar year, plus  (ii)  the aggregate fair market value (determined at the time the options are  granted)

of  all  stock subject to all other incentive stock options granted  to  such

Optionee   by  the  Corporation,  its  parent  and  Subsidiaries  which   are

exercisable for the first time during such calendar year, exceeds One Hundred

Thousand  Dollars  ($100,000).   For purposes of  the  immediately  preceding

sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

     5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN

          CAPITALIZATION.

          5.1   Shares.   Subject to adjustment as provided  in  Section  5.2

below,  the total number of Shares to be subject to Options granted  pursuant

to  this  Plan  shall not exceed Three Million  (3,000,000)  Shares.   Shares

subject  to the Plan may be either authorized but unissued shares  or  shares that  were  once  issued and subsequently reacquired by the Corporation;  the

Committee shall be empowered to take any appropriate action required to  make

Shares  available  for Options granted under this Plan.   If  any  Option  is

surrendered  before exercise or lapses without exercise in full  or  for  any other  reason  ceases to be exercisable, the Shares reserved therefore  shall continue to be available under the Plan.

          5.2   Adjustments.   As  used herein, the term  "Adjustment  Event"

means  an  event pursuant to which the outstanding Shares of the  Corporation are increased, decreased or changed into, or exchanged for a different number or  kind  of  shares or securities, without receipt of consideration  by  the

Corporation,     through     reorganization,    merger,     recapitalization,

reclassification,  stock split, reverse stock split,  stock  dividend,  stock consolidation  or  otherwise.  Upon the occurrence of  an  Adjustment  Event,

(i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments  shall be made to the number and kind of and exercise  price  for the  shares subject to the then outstanding Options granted under this  Plan,

and  (iii) appropriate amendments to the Option Agreements shall be  executed by the Corporation and the Optionees if the Committee determines that such an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such  other corporation of any Options  then  or  thereafter outstanding  under the Plan.  Notwithstanding the foregoing, such  adjustment in  an  outstanding Option shall be made without change in the total exercise price  applicable  to  the unexercised portion of the  Option,  but  with  an appropriate  adjustment to the number of shares, kind of shares and  exercise

price  for  each  share  subject to the Option.   The  determination  by  the

Committee  as to what adjustments, amendments or arrangements shall  be  made

pursuant  to  this Section 5.2, and the extent thereof, shall be   final  and

conclusive.  No fractional Shares shall be issued under the Plan  on  account of any such adjustment or arrangement.

     6.  TERMS AND CONDITIONS OF OPTIONS.

          6.1   Intended  Treatment  as Incentive Stock  Options.   Incentive

Stock  Options  granted pursuant to this Plan are intended to  be  "incentive stock  options" to which Code Sections 421 and 422A apply, and the Plan shall be  construed and administered to implement that intent.  If all or any  part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422A of the Code, such Option shall nevertheless be valid and  carried  into  effect.  All Options granted under  this  Plan  shall  be subject  to  the terms and conditions set forth in this Section 6 (except  as provided  in  Section  5.2) and to such other terms  and  conditions  as  the

Committee shall determine to be appropriate to accomplish the purpose of  the

Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.

               6.2.1      Exercise Price.  The exercise price per  Share  for

each  Share  which the Optionee is entitled to purchase under a  Nonqualified

Option  shall  be  determined by the Committee but shall  not  be  less  than eighty-five percent (85%) of the Fair Market Value Per Share on the  date  of the  grant of the Nonqualified Option.  The exercise price per Share for each

Share  which  the  Optionee is entitled to purchase under an Incentive  Stock

Option  shall be determined by the Committee but shall not be less  than  the

Fair  Market Value Per Share on the date of the grant of the Incentive  Stock

Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date  of the  grant  of  the Incentive Stock Option in the case of an individual  then owning  (within  the meaning of Code Section 425(d)) more  than  ten  percent

(10%)  of  the  total combined voting power of all classes of  stock  of  the

Corporation or of its parent or Subsidiaries.

               6.2.2     Payment of Exercise Price.  The consideration to  be

paid  for  the Shares to be issued upon exercise of an Option, including  the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted  under applicable state and federal laws.

          6.3  Exercise of Options.

               6.3.1      Each  Option  granted  under  this  Plan  shall  be

exercisable  at such times and under such conditions as may be determined  by the  Committee  at  the  time of the grant of the  Option  and  as  shall  be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it  is granted, and in the case of an Optionee owning (within the meaning  of

Code  Section 425(d)), at the time an Incentive Stock Option is granted, more than  ten percent (10%) of the total combined voting power of all classes  of stock  of  the  Corporation or of its parent or Subsidiaries, such  Incentive

Stock  Option  shall not be exercisable later than five (5) years  after  the date of grant.

               6.3.2      An Optionee may purchase less than the total number

of  Shares  for  which  the Option is exercisable, provided  that  a  partial exercise  of an Option may not be for less than One Hundred (100) Shares  and shall not include any fractional shares.

          6.4  Nontransferability of Options.  All Options granted under this

Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

          6.5   Effect  of  Termination of Employment or Other  Relationship.

Except as otherwise determined by the Committee in connection with the  grant

of   Nonqualified  Options,  the  effect  of  termination  of  an  Optionee's employment  or  other relationship with the Corporation  on  such  Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

               6.5.1     Termination for Other than Disability or Cause.   If

an  Optionee ceases to be employed by, or ceases to have a relationship with,

the  Corporation  for  any reason other than for disability  or  cause,  such

Optionee's  Options shall expire not later than three (3) months  thereafter.

During  such three (3) month period and prior to the expiration of the Option by  its terms, the Optionee may exercise any Option granted to him, but  only to the extent such Options were exercisable on the date of termination of his employment  or  relationship and except as so exercised, such  Options  shall expire at the end of such three (3) month period unless such Options by their terms expire before such date.  The decision as to whether a termination  for a  reason other than disability, cause or death has occurred shall be made by the  Committee,  whose  decision shall be final and conclusive,  except  that employment  shall not be considered terminated in the case of sick  leave  or other bona fide leave of absence approved by the Corporation.

               6.5.2      Disability.  If an Optionee ceases to  be  employed

by,  or  ceases  to have a relationship with, the Corporation  by  reason  of disability  (within  the meaning of Code Section 22(e)(3)),  such  Optionee's

Options shall expire not later than one (1) year thereafter.  During such one

(1)  year period and prior to the expiration of the Option by its terms,  the

Optionee may exercise any Option granted to him, but only to the extent  such

Options  were exercisable on the date the Optionee ceased to be employed  by,

or  ceased  to  have  a  relationship with,  the  Corporation  by  reason  of disability and except as so exercised, such Options shall expire at  the  end of  such one (1) year period unless such Options by their terms expire before such  date.  The decision as to whether a termination by reason of disability has  occurred shall be made by the Committee, whose decision shall  be  final and conclusive.

               6.5.3      Termination for Cause.  If an Optionee's employment

by,  or  relationship  with, the Corporation is terminated  for  cause,  such

Optionee's Option shall expire immediately; provided, however, the  Committee may,  in  its  sole discretion, within thirty (30) days of such  termination,

waive the expiration of the Option by giving written notice of such waiver to the  Optionee  at such Optionee's last known address.  In the event  of  such waiver,  the Optionee may exercise the Option only to such extent,  for  such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death.

Termination  for  cause shall include termination for  malfeasance  or  gross misfeasance in the performance of duties or conviction of illegal activity in connection  therewith  or any conduct detrimental to  the  interests  of  the

Corporation.   The determination of the Committee with respect to  whether  a termination for cause has occurred shall be final and conclusive.

          6.6   Withholding  of Taxes.  As a condition to  the  exercise,  in whole  or  in  part, of any Options the Board of Directors may  in  its  sole discretion require the Optionee to pay, in addition to the purchase price  of the  Shares  covered by the Option an amount equal to any Federal,  state  or local  taxes  that  may  be required to be withheld in  connection  with  the exercise of such Option.

          6.7  No Rights to Continued Employment or Relationship.

Nothing contained in this Plan or in any Option Agreement shall obligate  the

Corporation to employ or have another relationship with any Optionee for  any period  or  interfere in any way with the right of the Corporation to  reduce

such   Optionee's  compensation  or  to  terminate  the  employment   of   or

relationship with any Optionee at any time.

          6.8   Time  of  Granting Options.  The time an Option  is  granted,

sometimes  referred  to herein as the date of grant, shall  be  the  day  the

Corporation  executes  the  Option  Agreement;  provided,  however,  that  if appropriate  resolutions of the Committee indicate that an Option  is  to  be granted  as  of  and on some prior or future date, the time  such  Option  is granted shall be such prior or future date.

          6.9   Privileges of Stock Ownership.  No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered  to such Optionee.  No Shares shall be purchased upon the  exercise of  any Option unless and until, in the opinion of the Corporation's counsel,

any  then  applicable requirements of any laws or governmental or  regulatory agencies having jurisdiction and of any exchanges upon which the stock of the

Corporation may be listed shall have been fully complied with.

          6.10  Securities Laws Compliance.  The Corporation will  diligently endeavor to comply with all applicable securities laws before any Options are granted  under the Plan and before any Shares are issued pursuant to Options.

Without limiting the generality of the foregoing, the Corporation may require from  the Optionee such investment representation or such agreement, if  any,

as  counsel for the Corporation may consider necessary or advisable in  order to  comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee.  The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities

Act  of  1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options.  Optionee shall take any  action  reasonably  requested  by the  Corporation  in  connection  with registration or qualification of the Shares under federal or state securities laws.

          6.11   Option   Agreement.   Each  Incentive   Stock   Option   and

Nonqualified  Option  granted  under this Plan  shall  be  evidenced  by  the appropriate  written Stock Option Agreement ("Option Agreement") executed  by the  Corporation  and the Optionee in a form substantially the  same  as  the appropriate form of Option Agreement attached as Exhibit I or II hereto  (and made  a  part  hereof  by  this reference) and  shall  contain  each  of  the provisions  and  agreements specifically required  to  be  contained  therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose  of  the

Plan as set forth in Section 1.

     7.  PLAN AMENDMENT AND TERMINATION.

          7.1   Authority  of  Committee.  The  Committee  may  at  any  time discontinue  granting Options under the Plan or otherwise suspend,  amend  or terminate  the  Plan  and  may, with the consent of an  Optionee,  make  such modification  of  the terms and conditions of such Optionee's  Option  as  it shall deem advisable; provided that, except as permitted under the provisions of  Section 5.2, the Committee shall have no authority to make any  amendment or  modification  to  this  Plan or any outstanding Option  thereunder  which

would:   (i)  increase the maximum number of shares which  may  be  purchased pursuant to Options granted under the Plan, either in the aggregate or by  an

Optionee (except pursuant to Section 5.2); (ii) change the designation of the

class   of  the  employees  eligible  to  receive  Incentive  Stock  Options;

(iii)  extend  the term of the Plan or the maximum Option period  thereunder;

(iv)  decrease the minimum Incentive Stock Option price or permit  reductions of  the  price  at which shares may be purchased for Incentive Stock  Options granted under the Plan; or (v) cause Incentive Stock Options issued under the

Plan  to fail to meet the requirements of incentive stock options under  Code

Section  422A.  An amendment or modification made pursuant to the  provisions of this Section 7 shall be deemed adopted as of the date of the action of the

Committee  effecting such amendment or modification and  shall  be  effective immediately,  unless otherwise provided therein, subject to approval  thereof

(1)  within  twelve  (12)  months  before or  after  the  effective  date  by stockholders of the Corporation holding not less than a majority vote of  the voting  power of the Corporation voting in person or by proxy at a duly  held stockholders meeting when required to maintain or satisfy the requirements of

Code  Section 422A with respect to Incentive  Stock Options, and (2)  by  any

appropriate  governmental  agency.   No Option  may  be  granted  during  any

suspension or after termination of the Plan.

          7.2   Ten (10) Year Maximum Term.  Unless previously terminated  by the Committee, this Plan shall terminate on December 16, 2012, and no Options shall be granted under the Plan thereafter.

          7.3   Effect  on  Outstanding Options.   Amendment,  suspension  or

termination  of  this Plan shall not, without the consent  of  the  Optionee,

alter  or  impair  any  rights or obligations under  any  Option  theretofore granted.

     8.  EFFECTIVE DATE OF PLAN.  This Plan shall be effective as of December

16, 2002, the date the Plan was adopted by the Board of Directors, subject to the  approval of the Plan by the affirmative vote of a majority of the issued and  outstanding  Shares of common stock of the Corporation  represented  and voting at a duly held meeting at which a quorum is present within twelve (12)

months  thereafter.  The Committee shall be authorized and empowered to  make grants  of Options pursuant to this Plan prior to such approval of this  Plan by the stockholders; provided, however, in such event the Option grants shall be  made subject to the approval of both this Plan and such Option grants  by the stockholders in accordance with the provisions of this Section 8.

     9.  MISCELLANEOUS PROVISIONS.

          9.1    Exculpation  and  Indemnification.   The  Corporation  shall

indemnify  and  hold  harmless the Committee from and  against  any  and  all liabilities, costs and expenses incurred by such persons as a result  of  any act,  or omission to act, in connection with the performance of such persons'

duties,  responsibilities and obligations under the  Plan,  other  than  such liabilities, costs and expenses as may result from the gross negligence,  bad faith, willful conduct and/or criminal acts of such persons.

          9.2   Governing Law.  The Plan shall be governed and  construed  in accordance with the laws of the State of Delaware and the Code.

          9.3   Compliance  with  Applicable  Laws.   The  inability  of  the

Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and  sale  of  any  Shares upon the exercise of an Option shall  relieve  the

Corporation of any liability in respect of the non-issuance or sale  of  such

Shares as to which such requisite authority shall not have been obtained.



                                   As  approved by the Board of Directors  of
                                   Petrol  Oil  &  Gas, Inc. on December  16,
                                   2002


                                   By /s/ Paul Branagan
                                       PAUL BRANAGAN, SECRETARY

                                                        EXHIBIT I

                           [FORM OF]

                INCENTIVE STOCK OPTION AGREEMENT



     THIS  INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into  as

of                            , 200__, by and between PETROL OIL & GAS, INC.,

a Nevada corporation ("Corporation"), and                   ("Optionee").



                        R E C I T A L S



     A.    On  December  16, 2002, the Board of Directors of the  Corporation

adopted the Stock Option Plan (the "Plan").

     B.    Pursuant to the Plan, on ________________, the Board of  Directors

of  the  Corporation  acting as the Plan Committee  ("Committee")  authorized granting  to  Optionee options to purchase shares of the common stock,  $.001 par  value,  of  the Corporation ("Shares") for the term and subject  to  the terms and conditions hereinafter set forth.

                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options  ("Options") to purchase all or any part of        Shares,  upon  and

subject  to  the  terms and conditions of the Plan, which is incorporated  in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section  18)  and  expiring on the date ______ (__) years from  the  date  of grant, unless earlier terminated pursuant to Section 7:



         [terms of option vesting to be set forth here]



     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than One Hundred (100) Shares.  If Optionee shall not purchase  all  of the  Shares that he is entitled to purchase under the Options, his  right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  that  Optionee  is entitled to purchase under  the  Options  shall  be per Share.

     6.    PAYMENT  OF PURCHASE PRICE.  At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to  the Corporation certificates representing the number of Shares in payment for  new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or  other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

          7.1   Termination  for  Other  than Disability  or  Cause.   If  an

Optionee ceases to be employed by, or ceases to have a relationship with, the

Corporation  or  a  Subsidiary for any reason other than  for  disability  or cause,  such Optionee's Options shall expire not later than three (3)  months

thereafter.   During such three (3) month period and prior to the  expiration of  the Option by its terms, the Optionee may exercise any Option granted  to him,  but  only to the extent such Options were exercisable on  the  date  of termination  of  his employment or relationship and except as  so  exercised,

such  Options  shall expire at the end of such three (3) month period  unless such  Options  by their terms expire before such date.  The  decision  as  to whether a termination for a reason other than disability, cause or death  has occurred  shall be made by the Committee, whose decision shall be  final  and conclusive, except that employment shall not be considered terminated in  the case  of  sick  leave  or other bona fide leave of absence  approved  by  the

Corporation.

          7.2   Disability.   If  an Optionee ceases to be  employed  by,  or

ceases to have a relationship with, the Corporation or a Subsidiary by reason of  disability (within the meaning of Code Section 22(e)(3)), such Optionee's

Options shall expire not later than one (1) year thereafter.  During such one

(1)  year period and prior to the expiration of the Option by its terms,  the

Optionee may exercise any Option granted to him, but only to the extent  such

Options  were exercisable on the date the Optionee ceased to be employed  by,

or  ceased  to  have a relationship with, the Corporation  or  Subsidiary  by reason of disability.  The decision as to whether a termination by reason  of disability has occurred shall be made by the Committee, whose decision  shall be final and conclusive.

          7.3   Termination  for Cause.  If an Optionee's employment  by,  or relationship with, the Corporation or a Subsidiary is terminated  for  cause,

such  Optionee's  Option  shall expire immediately;  provided,  however,  the

Committee  may,  in  its sole discretion, within thirty  (30)  days  of  such termination, waive the expiration of the Option by giving written  notice  of

such  waiver to the Optionee at such Optionee's last known address.   In  the

event  of  such  waiver, the Optionee may exercise the Option  only  to  such extent, for such time, and upon such terms and conditions as if such Optionee had  ceased  to  be employed by, or ceased to have a relationship  with,  the

Corporation  or a Subsidiary upon the date of such termination for  a  reason other  than disability, cause or death.  Termination for cause shall  include termination for malfeasance or gross misfeasance in the performance of duties or  conviction  of illegal activity in connection therewith  or  any  conduct

detrimental  to  the  interests  of the Corporation  or  a  Subsidiary.   The

determination  of  the Committee with respect to whether  a  termination  for cause has occurred shall be final and conclusive.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable,  either voluntarily or by operation of law, otherwise  than  by will  or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed granted,  sometimes  referred to herein as the  "date  of  grant,"  shall  be

..

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is

issued  pursuant  to the Options.   Without limiting the  generality  of  the

foregoing,  the  Corporation may require from the  Optionee  such  investment representation or such agreement, if any, as counsel for the Corporation  may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.  INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS.  The Options granted herein are intended to be "incentive stock options" to which Sections 421 and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code") apply, and shall be construed to implement that intent. If all or any part of the Options shall not be subject to Sections 421 and 422A of the

Code, the Options shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of  the Options shall bear such appropriate legend conditions as counsel  for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION

TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

          18.3  Maximum  Exercise Period.  Notwithstanding any  provision  of this  Agreement to the contrary, the Options shall expire no later  than  ten years  from  the  date hereof or five years if, as of the  date  hereof,  the

Optionee  owns or is considered to own by reason of Code Section 425(d)  more than  10% of the total combined voting power of all classes of stock  of  the

Corporation or any Subsidiary or parent corporation of the Corporation.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed  and  delivered in the  State  of  Nevada  and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:



        If to Optionee:




        If to Corporation: Petrol Oil & Gas, Inc.
                           6255 S. Stevenson Way
                           Las Vegas, NV 89120

Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

            19.8  Entire  Agreement.  This Agreement constitutes  the  entire agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

            19.9  Attorneys'  Fees.   In the event that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,
the  attorneys'  fees  reasonably  incurred  by  such  prevailing  party   in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

        IN  WITNESS WHEREOF, the parties have entered into this Agreement  as of the date first set forth above.



                         "CORPORATION"
                         PETROL OIL & GAS, INC.

                         _________________________
                         a Nevada Corporation



                         By:



                         "OPTIONEE"

                                                       EXHIBIT II
                           [FORM OF]

              NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS  NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into

as  of                            , by and between PETROL OIL & GAS, INC.,  a

Nevada corporation ("Corporation"), and ____________________ ("Optionee").



                        R E C I T A L S



     A.    On  December  16, 2002, the Board of Directors of the  Corporation

adopted the PETROL OIL & GAS, INC. 2002 Stock Option Plan (the "Plan").

     B.    Pursuant  to the Plan, on                         , the  Board  of

Directors  of  the  Corporation  acting as the Plan  Committee  ("Committee")

authorized  granting  to Optionee options to purchase shares  of  the  common stock,  $.001  par  value, of the Corporation ("Shares")  for  the  term  and subject to the terms and conditions hereinafter set forth.



                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options  ("Options") to purchase all or any part of __________  Shares,  upon and subject to the terms and conditions of the Plan, which is incorporated in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section 18) and expiring on the date _____ (__) years from the date of grant,

unless earlier terminated pursuant to Section 7:



          [Terms of vesting to be set forth here]



     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less  than One Hundred (100) Shares.  If Optionee shall not purchase  all  of the  Shares which he is entitled to purchase under the Options, his right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  which Optionee is entitled to purchase under the Options  shall  be  $

per Share.

     6.    PAYMENT  OF  PURCHASE PRICE. At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to  the Corporation certificates representing the number of Shares in payment for  new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF  TERMINATION OF RELATIONSHIP OR DEATH.   If  Optionee's

relationship   with  the  Corporation  as  a  director  terminates   (whether

voluntarily   or   involuntarily  because  he  is  not  re-elected   by   the

shareholders), or if optionee dies, all options which have previously  vested shall expire six (6) months thereafter.  All unvested options shall laps  and

automatically  expire.   During such six (6) month period  (or  such  shorter

period  prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or  persons to whom the Option is transferred by will or the applicable  laws of  descent and distribution, as the case may be, but only to the extent such

Options  were  exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable,  either voluntarily or by operation of law, otherwise  than  by will  or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed granted,  sometimes  referred to herein as the  "date  of  grant,"  shall  be

..

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then  applicable  requirements  of any laws, or  governmental  or  regulatory agencies  having jurisdiction, and of any exchanges upon which the  stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is issued  pursuant  to  the Options.  Without limiting the  generality  of  the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.   INTENDED  TREATMENT AS NON-QUALIFIED STOCK OPTIONS.   The  Options

granted  herein are intended to be non-qualified stock options  described  in

U.S.  Treasury Regulation ("Treas. Reg.") ?1.83-7 to which Sections  421  and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code")  do not apply, and shall be construed to implement that intent.   If

all  or any part of the Options shall not be described in Treas. Reg. ?1.83-7 or  be  subject  to  Sections 421 and 422A of the  Code,  the  Options  shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION

TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM  NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed  and  delivered in the  State  of  Nevada  and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

          If to Optionee:          _________________________
                                   _________________________
                                   _________________________


          If to Corporation:       PETROL OIL & GAS, INC.
                                   6265 S. Stevenson Way
                                   Las Vegas, NV 89120


Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

          19.8  Entire  Agreement.   This Agreement  constitutes  the  entire

agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

          19.9  Attorneys'  Fees.   In  the event  that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by   such  prevailing  party  in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

     IN  WITNESS WHEREOF, the parties have entered into this Agreement as  of the date first set forth above.

                         "CORPORATION"
                          PETROL OIL & GAS, INC.
                          a Nevada corporation



                         By: